UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 18, 2004
                                                          ---------------


                                CBRL GROUP, INC.



    Tennessee                        0-25225                       62-1749513
(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533









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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1  Press Release dated June 18, 2004


Item 9.  Regulation FD Disclosure

     CBRL Group, Inc. (the "Company") issued a press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Company will be hosting an Analyst-Institutional Investor Conference on June 24-25, 2004 and noted that the Company's presentations at the conference, along with supplemental financial and operating data, would be available to the public simultaneously, and available for replay until July 2, 2004, over the Internet on the Company's website.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 2004                         CBRL GROUP, INC.


                                              By: /s/ James F. Blackstock
                                                 -------------------------------
                                              Name:  James F. Blackstock
                                              Title: Senior Vice President,
                                                     General Counsel and
                                                     Secretary